Exhibit 31.1
CERTIFICATION
PURSUANT TO 17 CFR 240.13A-14
PROMULGATED UNDER
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Martin A. Reid, certify that:
1. I have reviewed this Annual Report on Form 10-K/A of Chambers Street Properties; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ MARTIN A. REID
Martin A. Reid Interim President and Chief Executive Officer, and Chief Financial Officer
Dated: April 30, 2015